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                  FORM OF INTERNATIONAL UNDERWRITING AGREEMENT





                               100,800,000 SHARES

                   COMPANHIA DE SANEAMENTO DO PARANA - SANEPAR

                   NON-VOTING PREFERRED SHARES, NO PAR VALUE,
                    IN THE FORM OF AMERICAN DEPOSITARY SHARES

                      INTERNATIONAL UNDERWRITING AGREEMENT

                                                                   [Insert date]

CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON SMITH BARNEY INC.
ABN AMRO ROTHSCHILD LLC,
  As Representatives (the "Representatives") of the Several International Underwriters,


Dear Sirs:

         1. Introductory. Companhia de Saneamento do Parana - SANEPAR, a mixed capital company (sociedade de economia mista) incorporated under the laws of Brazil ("Company"), proposes to issue and sell ("International Offering") to the several Underwriters named in Schedule A hereto ("International Underwriters") 10,080,000 American Depositary Shares ("International Firm Securities in ADS form") , each American Depositary Share ("ADS") representing ten of the Company's non-voting preferred shares, no par value ("Securities"), all or part of which may be delivered in the form of preferred shares at the Underwriters' election as hereinafter provided. The International Firm Securities in ADS form and any Securities delivered in the form of preferred shares in lieu thereof as herein provided are hereinafter called the "International Firm Securities". The ADSs purchased by the International Underwriters will be evidenced by American Depositary Receipts ("ADRs") to be issued pursuant to a Deposit Agreement dated as of April __, 2002 ("Deposit Agreement"), entered into among the Company, The Bank of New York, as depositary ("Depositary"), and all holders from time to time of the ADRs.

         It is understood that the Company is concurrently entering into a Brazilian Underwriting Agreement dated the date hereof ("Brazilian Underwriting Agreement"),
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with Banco de Investimentos Credit Suisse First Boston S.A., Banco Citibank
S.A., Banco ABN AMRO Real S.A., BB Banco de Investimento S.A. and the other Brazilian underwriters named therein ("Brazilian Underwriters") relating to the concurrent offering and sale of Securities ("Brazilian Securities") in Brazil ("Brazilian Offering").

         In addition, as set forth below, the Company proposes to issue and sell to the International Underwriters, at the option of the International Underwriters, an aggregate of not more than 2,159,100 additional ADSs ("International Optional Securities in ADS form"), all or part of which may be delivered in the form of preferred shares at the International Underwriters' election as hereinafter provided. The International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the International Firm Securities and the Brazilian Securities are hereinafter called the "Firm Securities". The International Securities and the Brazilian Securities are collectively referred to as the "Offered Securities". Whenever computations are contemplated herein that involve both numbers of ADSs and numbers of shares of Securities in the form of preferred shares, they shall be made on a consistent basis, by first converting the number of ADSs into the number of Securities in the form of preferred shares they represent.

         To provide for the coordination of their activities, the International Underwriters and the Brazilian Underwriters have entered into an Agreement Between International Underwriters and Brazilian Underwriters which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

         Two forms of prospectus are to be used in connection with the offering and sale of the International Securities and the Brazilian Securities contemplated by the foregoing, one relating to the International Offering and one relating to the Brazilian Offering. The prospectus relating to the Brazilian Offering will be substantially similar to the prospectus for the International Offering, except that it will be in the Portuguese language and for other changes required to adopt it to conform to Brazilian capital markets practice and Brazilian law. Except as the context may otherwise require, references herein to any prospectus whether in preliminary or final form, and whether as amended and supplemented, shall include the international and Brazilian versions thereof.

         The Company hereby agrees with the several Underwriters as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) The conditions for use of Form F-1 as set forth in the General Instructions thereto, have been satisfied.

                  (b) A registration statement (No. 333-85634) on Form F-1 relating to the International Securities in the form of preferred shares, including a form of
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         prospectus relating to the International Securities, has been filed with the Securities and Exchange Commission ("Commission") and either
         (i) has been declared effective under the Securities Act of 1933
         ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the International Securities in the form of preferred shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the International Securities all have been duly registered under the
         Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the International Securities in the form of preferred shares will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its
         Effective Time, including all
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         information contained in the additional registration statement (if any)
         and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the International Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (c) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of

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         this Agreement: on the Effective Date of the Initial Registration
         Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any International Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                  (d) A registration statement on Form F-6 (No. 333- ) relating to the ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time such registration statement becomes effective, being hereinafter called the "ADS Registration Statement"); the ADS Registration Statement, as of its effective date, complied or will comply, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects, with the applicable requirements of the Act and the Rules and Regulations, and did not or will not, as of its effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The Company has been duly incorporated and is validly existing as a mixed capital company (sociedade de economia mista) in good standing under the laws of Brazil, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

                  (f) The Company does not have any subsidiaries.

                  (g) The Company has an authorized and issued capitalization as set forth in the Prospectus; the Offered Securities, including those represented by the ADSs, and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Brazilian Underwriting Agreement on each Closing Date (as defined below), such Offered Securities, including those represented by the ADSs, will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus;
         and the shareholders of the Company have no preemptive or similar rights with respect to the Securities, including those represented by the ADSs, other than rights that have been waived or otherwise extinguished with respect to the Offered Securities; except as set forth in the Prospectus, there are no outstanding securities
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         convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, any class of capital stock of the Company or any such convertible or exchangeable securities or any such warrants, rights or options; upon payment and delivery of the Offered Securities being sold by the Company pursuant to this Agreement and the Brazilian Underwriting Agreement, the International Underwriters and the Brazilian Underwriters, respectively, or other persons in whose names ADSs or Securities are registered will acquire valid and marketable title to such ADSs or Securities, in each case free and clear of all liens, encumbrances, preemptive rights and other claims; and there are no restrictions on transfers of the shares of the Company's capital stock, including, without limitation, the Offered Securities (other than restrictions under U.S. and Brazilian securities laws as are generally applicable).

                  (h) Upon the deposit of the Securities to be issued by the Company with or for the account of the Depositary pursuant to the Deposit Agreement against issuance of the ADRs evidencing ADSs, all right, title and interest in such Securities, subject to the terms of the Deposit Agreement, will be transferred to the Depositary free and clear of all liens, encumbrances, security interests or claims.

                  (i) The Company has full power and authority to enter into the Deposit Agreement, and the Deposit Agreement has been duly authorized, executed and delivered by the Company and, when duly and validly authorized, executed and delivered by the Depositary, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Securities in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement; the ADSs representing the Securities will be freely transferable; and the Deposit Agreement and the ADRs conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                  (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any International Underwriter or Brazilian Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.
                  (k) Except for the Registration Rights Agreement to be entered into among the Company and certain of its shareholders ("Registration Rights Agreement"), there are no contracts, agreements or understandings between the Company and
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         any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (l) The ADSs have been approved for listing on the New York Stock Exchange subject to notice of issuance, and the Offered Securities in the form of preferred shares, including those deposited in respect of ADSs, have been approved for listing on the Bolsa de Valores de Sao Paulo - BOVESPA ("Sao Paulo Stock Exchange").

                  (m) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Deposit Agreement, this Agreement or the Brazilian Underwriting Agreement in connection with the issuance and sale of the Offered Securities by the Company, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, except (i) as may be required, and will have been obtained or made prior to or at the First Closing Date (as defined below), from the Banco Central do Brasil (the Brazilian Central Bank, or the "Central Bank") and the Comissao de Valores Mobiliarios (the Brazilian Securities Commission, or the "CVM") relating to the Deposit Agreement,
         (ii) as may be required, and will have been obtained or made prior to or at the First Closing Date, from the CVM relating to the offering of Securities as provided for in this Agreement and in the Brazilian Underwriting Agreement, (iii) as may be required, and will have been obtained or made prior to or at the First Closing Date, from the Central Bank relating to the payment of the fees and commissions and the reimbursement of expenses, in each case as contemplated in this Agreement and in the Deposit Agreement, (iv) for the registration of the Securities and the ADSs under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") and (v) such as may be required under state securities laws.

                  (n) Except as disclosed in the Prospectus (including, without limitation, the tax on payments of interest on shareholders' equity described therein), under current laws and regulations of Brazil and any political subdivision thereof, all dividends and other distributions (including, without limitation, the payments of interest on shareholders' equity described therein) declared and payable on the Offered Securities, including those represented by the ADSs, may be paid by the Company to the holder thereof in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, and all such payments made to holders thereof who are non-residents of Brazil will not be subject to income,
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         withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein.

                  (o) The execution, delivery and performance of the Deposit Agreement, this Agreement and the Brazilian Underwriting Agreement, and the issuance and sale of the Offered Securities, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, will not (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any concession agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or
         (ii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, any statute, any rule, regulation, judgment, decree or order of any government, governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties or the rules and regulations of the New York Stock Exchange or the Sao Paulo Stock Exchange, or the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Offered Securities, including the ADSs, as contemplated by the Deposit Agreement, this Agreement and the Brazilian Underwriting Agreement, respectively.

                  (p) The Company has full power and authority to enter into this Agreement and the Brazilian Underwriting Agreement, and each of this Agreement and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except that rights to indemnification may be limited by public policy considerations.

                  (q) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and interests in real property (including, without limitation, easements for installing, operation and maintenance of pipes, pumps and accessory equipment) and all other properties and assets owned by it, in each case free from liens, encumbrances and defects ("Liens") that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectus, the Company holds all leased real or personal properties under valid and enforceable leases free of any Liens that would materially interfere with the use made or to be made thereof by it, and the Company has not received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company in or to any owned property or interests therein or under any of the leases described above, or affecting or questioning the rights thereof to the continued possession of the owned property or interests therein or the leased premises under any such lease except as would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company ("Material Adverse Effect").

                  (r) The Company possesses adequate concessions, licenses, franchises, certificates, authorities or permits or other approvals or authorizations (collectively, "Approvals") issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it or to own or lease its property or assets, and such concessions, licenses, franchises, certificates, authorities, permits and other approvals and authorizations are in full force and effect, except for Approvals, the non possession of which or non effectiveness of which would not individually or in the aggregate have a Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such concession, license, franchise, certificate, authority or permit or other approval or authorization that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  (s) No labor dispute with the employees of the Company, or with any labor union, exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (t) Except as disclosed in the Prospectus, the Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by it, or presently employed by it, except for any intellectual property rights, the failure of which to be owned, possessed or acquired would not, individually or in the aggregate, have a Material Adverse Effect, and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of infringement of or conflict with, asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  (u) Except in each case as disclosed in the Prospectus, the Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), and the Company does not own or operate any real property contaminated with any substance that is subject to any environmental laws, nor is liable for any off-site disposal or contamination pursuant to any environmental laws, nor is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and, except as disclosed in the Prospectus, the Company is not aware of any pending investigation which might lead to such a claim. The costs and liabilities associated with environmental laws (including any capital or operating expenditures required for clean-up, closure of properties or compliance with environmental laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, individually or in the aggregate, have a Material Adverse Effect.

                  (v) There are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Deposit Agreement, this Agreement or the Brazilian Underwriting Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (w) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position and shareholders' equity of the Company as of the dates shown and their results of operations and cash flows for the periods shown, subject to, in the case of any interim financial statements, any normal recurring year-end adjustments; and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

                  (x) Except as disclosed in or contemplated by the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no (i) change in the capital stock of the Company or increase in the short-term debt or the long-term debt (including the current portion thereof) of the Company or (ii) material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or government action, order or decree or (iii) [material adverse change, nor any development or event involving a prospective material adverse change, in the general affairs, condition (financial or other), business, properties, prospects, management, shareholders' equity or results of operations of the Company], and, except as disclosed in or contemplated by the Prospectus, the Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (y) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (z) Except as described in the Prospectus, the Company has not sold or issued any Securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or under Regulations D of, the Act.

                  (aa) Ernst & Young, who have certified the financial statements of the Company, whose report appears in the Prospectus and who have delivered the letter referred to in Section 6(a) hereof, are independent public accountants with respect to the Company as required by the Act and the Rules and Regulations.

                  (bb) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statements.

                  (cc) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

                  (dd) The Company has duly filed with the appropriate taxing authorities all material tax returns, reports and other information required to be filed by it through the date hereof and has paid all taxes due thereon and all assessments received by it to the extent that such taxes have become due, except for any such taxes that are being contested in good faith and for which adequate reserves are being maintained in accordance with the generally accepted accounting principles in the United States and except for any such failure to file or failure to pay as would not, individually or in the aggregate, have a Material Adverse Effect, and each such tax return, report or other information was, when filed, accurate and complete in all material respects; and, except as described in the Prospectus, there is no tax deficiency that has been threatened or asserted against the Company or which might reasonably be expected to be asserted against the Company, which would result in a Material Adverse Effect.

                  (ee) To ensure the legality, validity, enforceability or admissibility into evidence of each of this Agreement, the Brazilian Underwriting Agreement or the Deposit Agreement in Brazil or any political subdivision thereof, it is not necessary that this Agreement, the Brazilian Underwriting Agreement or the Deposit Agreement be submitted to, filed or recorded with any court or other authority in Brazil or any political subdivision thereof or that any tax, imposition or charge be paid in Brazil or any political subdivision thereof on or in respect of this Agreement, the Brazilian Underwriting Agreement or the Deposit Agreement, other than court costs, including, without limitation, filing fees and deposit to guarantee judgment required by Brazilian law and regulations, except that (A) the signature of the parties to this Agreement and the Deposit Agreement and any other document that may be deemed to be or become a party to any such agreements shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public (to the extent not located within Brazil) shall have been authenticated by the Brazilian consular office and each of this Agreement and the Deposit Agreement shall have been registered with the appropriate Registry of Deeds and Documents in Brazil, (B) each of this Agreement and the Deposit Agreement shall have been translated into Portuguese by a sworn translator in Brazil and (C) this Agreement and the Deposit Agreement, together with their respective sworn Portuguese translations, shall have been filed with the CVM and the Deposit Agreement shall have been filed with the Central Bank.

                  (ff) No stock exchange, stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Underwriters or the Brazilian Underwriters to Brazil or to any political subdivision or taxing authority thereof or therein in connection with (i) the entering into or performing this Agreement and the Brazilian Underwriting Agreement or receiving payments hereunder and thereunder, and the issuance or sale of the ADSs and the Securities by the Company in accordance with this Agreement and the Brazilian Underwriting Agreement, (ii) the deposit with the Depositary of the Securities against the issuance of ADRs evidencing the ADSs, (iii) the delivery of the ADSs to or for the respective accounts of the International Underwriters in the manner contemplated herein, or (iv) the sale and delivery outside Brazil by the International Underwriters of the ADSs to the purchasers thereof, other than Brazilian income tax regarding the International Underwriters whose income is otherwise subject to taxation in Brazil and Brazilian withholding tax at a rate of 15% (or 25% if the beneficiary is domiciled in a country that does not impose income tax or where such tax is imposed at a maximum rate of 20%) on any payments made by the Company to the International Underwriters in respect of (A) the underwriting commission and (B) fees, costs and expenses specified in Section 5(h) hereof, in each case as to which withholding tax the Company shall pay additional amounts pursuant to
         Section 5(i) hereof.

                  (gg) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in or contemplated by the Prospectus, the Company has not issued or granted any securities, incurred any material liability or obligation, direct or contingent (other than liabilities and obligations which were incurred in the ordinary course of business), nor entered into any material transaction not in the ordinary course of business.

                  (hh) The Company (i) is not, and with the giving of notice or lapse of time or both would not be, in violation of or in default under its charter or by-laws, (ii) is not in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any concession agreement, any material agreement, indenture, mortgage or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is not in violation of any law, governmental rule, regulation or court decree to which it or its property or assets may be subject; except for, in the case of each of clause (ii) and (iii), for such defaults, events, violations and failures which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (ii) The Company (i) makes and keeps accurate books and records and (ii) maintains adequate internal accounting controls, in each case, to permit preparation of its financial statements and to maintain issued and ongoing accountability for its assets.

                  (jj) Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or other affiliate or other person associated with or acting on its or the behalf of the Company, has made any unlawful contribution, gift or other unlawful payment or incurred any unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; made any other unlawful payment or taken any other unlawful action which would have been in violation of any provision of applicable Brazilian law or of the U.S. Foreign Corrupt Practices Act of 1977, as amended ("FCPA"), had any of such persons been subject to the FCPA; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (kk) The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the ADSs or the Securities that are to be sold hereunder or under the Brazilian Underwriting Agreement except for this Agreement and the Brazilian Underwriting Agreement and the other arrangements contemplated herein and therein.

                  (ll) In connection with the International Offering and the Brazilian Offering, until the International Underwriters shall have notified the Company of the completion of any distribution of the ADSs outside of Brazil, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest in any Securities or any security of the same class or series as the Securities or any right to purchase any such securities of the Company ("Securities Equivalents") or attempt to induce any person to purchase any Securities or Securities Equivalents, and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities or Securities Equivalents. Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or the Securities in connection with the International Offering and the Brazilian Offering.

                  (mm) Except as set forth in the Prospectus, there are no limitations under Brazilian law on the rights of holders of Securities, ADSs or ADRs evidencing ADSs to hold or vote or transfer their respective securities, and no approvals are currently required in Brazil (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of Securities or ADRs, including the Depositary.

                  (nn) The Company and its obligations under this Agreement, the Brazilian Underwriting Agreement and the Deposit Agreement are subject to civil and commercial law and to suit and neither the Company nor any of its properties, assets or revenues has any right of immunity under Brazilian, New York or U.S. Federal law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Brazilian, New York or U.S. Federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Brazilian Underwriting Agreement and the Deposit Agreement, and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement.

                  (oo) The Company has the power to submit, and pursuant to this Agreement and the Deposit Agreement, has legally, validly, effectively and irrevocably submitted to the personal jurisdiction of any U.S. Federal or state courts sitting in New York City, and has the power to designate, appoint and empower, and pursuant to this Agreement and the Deposit Agreement, has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any action, suit or proceeding based on or arising under this Agreement and the Deposit Agreement in any U.S. federal or state courts sitting in New York City.

                  (pp) The Company holds 342 concessions in the state of Parana for the provision of water and wastewater services, and all such concessions are valid and binding upon the Company and the relevant granting authorities thereof, enforceable in accordance with their respective terms, and are in full force and effect, and the Company has not received any notice of and it is not aware of proceedings relating to the revocation or modification of any such concession or the related concession agreement.

                  (qq) The Company is not, and upon the sale of the International Securities as contemplated in the Prospectus it will not be, and intends to conduct its operations so it does not become (at any time after the sale of the International Securities contemplated by the Prospectus), a passive foreign investment company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").

                  (rr) The Company is neither a "foreign personal holding company" nor a "foreign investment company" within the meaning of Sections 552(a) and 1246(b), respectively, of the Code.

                  (ss) All outstanding shares of the capital stock of the Company, and all securities convertible into or exercisable or exchangeable for shares of the capital stock of the Company, that are held by the Company's executive officers, directors or holders of more than 5% of the shares of the capital stock of the Company are subject to valid and binding agreements having substantially the form of [Exhibit A] hereto (the "Lock-up Agreements") that restrict the holders thereof from offering, selling, contracting to sell, pledging or otherwise disposing of, directly or indirectly, any shares of the Company's capital stock or ADSs representing such shares or securities convertible into or exchangeable or exercisable for any shares of the Company's capital stock or ADSs representing such shares, entering into a transaction that would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of the Company's capital stock or ADSs representing such shares, whether any of these transactions are to be settled by delivery of shares of the Company's capital stock,

         ADSs representing such shares or other securities, in cash or otherwise, or publicly disclosing the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives for a period of 180 days after the date the Prospectus.

                  (tt) As of , the Company had current and accumulated earnings and profits, as calculated for U.S. Federal income tax purposes, in an amount in excess of $ .

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the International Underwriters, and the International Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of U.S.$ per ADS, the respective numbers of ADSs constituting the International Firm Securities set forth opposite the names of the International Underwriters in Schedule A hereto, it being understood that the International Underwriters may elect to receive all or a portion of their allotments in the form of Securities in the form of preferred shares as provided for below.

         The Company will deliver the International Firm Securities in ADS form to the Representatives for the accounts of the International Underwriters against payment of the purchase price Federal (same day) funds by wire transfer to an account at a bank designated by the Company and reasonably acceptable to the Representatives, at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019, at 9:00 A.M., New York time, on May [ ], 2002, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the International Securities sold pursuant to the International Offering. The International Firm Securities in ADS form shall be delivered in the form of one or more global ADRs, in registered definitive form, to be deposited with The Depository Trust Company, or in such other manner as shall be agreed between the Company and the Representatives, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the International Underwriters may purchase all or less than all of the International Optional Securities at the purchase price per ADS to be paid for the International Firm Securities. The Company agrees to sell to the International Underwriters such International Optional Securities and the Underwriters agree, severally and not jointly, to purchase such International Optional Securities as are indicated in any such written notice. Such International Optional Securities shall be purchased for the account of each International Underwriter in the same proportion as the number of ADSs, without giving effect to the taking of Securities in the form of preferred shares in lieu thereof, constituting the International Firm Securities set forth opposite such International Underwriter's name bears to the total number of ADSs, without giving effect to the taking of Securities in the form of preferred shares in lieu thereof, constituting the International Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the International Underwriters only for the purpose of covering over-allotments made in connection with the sale of the International Firm Securities. No International Optional Securities shall be sold or delivered unless the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the International Optional Securities or any portion thereof, to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives on behalf of the International Underwriters to the Company. It is understood that the Representatives are authorized to make payment for and accept delivery of such International Optional Securities on behalf of the International Underwriters pursuant to the terms of the Representatives' instructions to the Company.

         Each time for the delivery of and payment for the International Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by the Representatives but shall be not later than three full business days after written notice of election to purchase International Optional Securities is given. The Company will deliver the International Optional Securities in ADS form being purchased on each Optional Closing Date to the Representatives for the accounts of the several International Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank designated by the Company and reasonably acceptable to the Representatives, at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019. The International Optional Securities in ADS form will be in the same form as the International Firm Securities in ADS form, in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office, at a reasonable time in advance of such Optional Closing Date.

         With respect to all or any portion of the International Securities in ADS form to be purchased and sold hereunder, the Representatives, on behalf of the several International Underwriters, may elect to have Securities in the form of preferred shares in respect of such International Securities delivered and paid for hereunder, in lieu of, and in satisfaction of the Company's obligation to sell to the several International Underwriters, and the several International Underwriters' obligations to purchase, such International Securities in ADS form. Notice of such election with respect to any Closing Date shall be given by the Representatives to the Company at least 48 hours prior to the related Closing Date. The purchase price for any Securities in the form of preferred shares so delivered in lieu of any International Securities in ADS form shall be the purchase price in U.S. dollars which would otherwise have been applicable hereunder to such International Securities in ADS form, adjusted on the basis of the ratio of ten shares of Securities in the form of preferred shares to one ADS. The International Securities in the form of preferred shares so to be delivered will be delivered or caused to be delivered to the Representatives for the accounts of the International Underwriters at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019. The certificates for International Securities in the form of preferred shares will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above office of Cravath, Swaine & Moore a reasonable time in advance of the related Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the International Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company. The Company agrees with the several International Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                  The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the

         International Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any International Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

                  (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus or the ADS Registration Statement and will not effect such amendment or supplementation without the Representatives' prior consent, which shall not be unreasonably withheld or delayed; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and the ADS Registration Statement (if its effectiveness is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus or the ADS Registration Statement and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the ADS Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the International Securities is required to be delivered under the Act in connection with sales by any International Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the International Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the

         Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives copies of the Registration Statement and the ADS Registration Statement (four (4) of each of which will be signed and will include all exhibits), each preliminary prospectus relating to the International Securities, and, so long as a prospectus relating to the International Securities is required to be delivered under the Act in connection with sales by any International Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonably request. The Prospectus shall be so furnished in New York City on or prior to 5:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the International Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the International Securities for sale under the laws of such jurisdictions in the United States as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

                  (g) During the period of two (2) years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other International Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year and any English language version or translation thereof ; and the Company will furnish to the Representatives (i) as soon as available, copies of the Portuguese language versions, and any English language versions or translations, of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, all materials, notices and communications furnished by the Company to its stockholders, public reports and other reports and financials furnished by the Company to the Commission, the New York Stock Exchange, the CVM, the Sao Paulo Stock Exchange and the Depositary, and all quarterly and other reports, that are made generally available to holders of the shares of the capital stock of the Company, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.

                  (h) (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations under this Agreement, the Brazilian Underwriting Agreement and the Deposit Agreement, including, without limiting the generality of the foregoing, all costs and expenses incident to or incurred in connection with: the preparation, issuance, execution and delivery of the Offered Securities; the preparation, printing and filing under the Act of the Registration Statement, the Additional Registration Statement (if any), the Prospectus and the ADS Registration Statement (including in each case all exhibits, amendments and supplements thereto); for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the International Securities for sale under the laws of such jurisdictions in the United States as the Representatives designate and the printing of memoranda relating thereto; for the filing fee incidental to, and the reasonable fees and disbursements of counsel to the International Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. ("NASD") of the International Securities; the registration of the Securities and the ADSs with the Commission and the CVM, the receipt of approvals and authorizations of the CVM, the Central Bank, the Commission and the NASD and the listing of the Securities and the ADSs on the Sao Paulo Stock Exchange and the New York Stock Exchange, as the case may be; the printing (including word processing and duplication costs) and distribution of the Securities, the ADRs, the Deposit Agreement, this Agreement, the Brazilian Underwriting Agreement and all other documents reasonably required in connection with the issuance, purchase and initial offering of the Securities and the ADSs; the printing and distribution of copies of the Registration Statement, the ADS Registration Statement, preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the International Underwriters, including mailing and shipping; the preparation of ADR certificates evidencing the ADSs; the appointment of an authorized agent described in Section 15 hereof; as well as any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, the costs, fees and expenses of any transfer agent or registrar, and the fees and expenses of Ernst & Young, the Company's independent accountants referred to in
         Section 6(a) hereof, and the Company's counsel. (ii) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, and subject to the provisions of Section 10 hereof, the Company will pay to the Representatives on behalf of the International Underwriters and the Brazilian Underwriters on the First Closing Date the sum of up to U.S.$500,000 as the sole reimbursement of the Underwriters' costs and expenses arising out of or in connection with the execution, delivery and performance of this Agreement, including, without limitation, expenses related to the evaluation of the Company; travel expenses of the International Underwriters' and Brazilian Underwriters' officers and employees and any other expenses of the International Underwriters and Brazilian Underwriters in connection with attending or hosting drafting sessions, due diligence meetings, and meetings with prospective purchasers of the Offered Securities; and fees and disbursements of U.S. counsel for the International Underwriters and Brazilian counsel for the International and Brazilian Underwriters. Such amount, plus any amount described in clause (i) paid by the International Underwriters on behalf of the Company, may be deducted from the purchase price for the International Securities set forth in
         Section 3.

                  (i) The Company will indemnify and hold harmless the International Underwriters against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement, the Brazilian Underwriting Agreement and the Deposit Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made; provided, however, that any withholdings or deduction for or on account of present taxes, duties or governmental charges in force on the date hereof imposed by the Brazilian authorities in connection with the payment of the underwriting commission to the International Underwriters will be borne by the Company and each of the International Underwriters in proportion to its commitment to purchase the International Securities pursuant to this Agreement, in the proportion of two-thirds by the Company and one-third by such International Underwriter. If any such taxes, duties or charges are collected by deduction or withholding, the Company shall provide to the International Underwriters copies of documents evidencing the transmittal to the proper authorities of the amount of taxes, duties or charges deducted or withheld.

                  (j) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its capital stock or ADSs representing such shares or securities convertible into or exchangeable or exercisable for any shares of its capital stock or ADSs representing such shares, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives.

                  (k) The Company will comply with the terms of the Deposit Agreement so that the ADRs evidencing the ADSs will be executed by the Depositary and delivered to the International Underwriters, pursuant to this Agreement at the applicable Closing Date; it being understood that prior to any Closing Date, the Company will deposit or cause to be deposited Securities with the Depositary in accordance with the provisions of the Deposit Agreement so that the ADRs evidencing the ADSs to be delivered to the International Underwriters at such Closing Date are executed, countersigned and issued by the Depositary against receipt of such Securities and delivered to the International Underwriters at such Closing Date.

                  (l) The Company will apply the net proceeds from the sale of the Offered Securities being sold by the Company as set forth in the Prospectus.

                  (m) The Company will, on a timely basis, make all filings with and use its reasonable best efforts obtain all consents, approvals, authorizations or orders from, the Commission, the New York Stock Exchange, the CVM, the Central Bank, the Sao Paulo Stock Exchange and any other applicable securities commission that are necessary or advisable in respect of the International Offering and the Brazilian Offering; the Company will file promptly all reports and any definitive information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14(d) or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs and the Securities.

                  (n) The Company will use its reasonable best efforts to (i) obtain and maintain the listing of the Securities on the Sao Paulo Stock Exchange, (ii) prior to the Effective Date of the Initial Registration Statement, apply for listing of the ADSs on the New York Stock Exchange and use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Closing Date, (iii) cause the ADSs to be eligible for settlement through the book-entry settlement facilities of The Depository Trust Company, and (iv) cause the ADSs to be eligible for settlement through facilities of Clearstream Banking, S.A. ("Clearstream Banking") and the Euroclear System ("Euroclear"); and if the Company is unable to maintain such listing for the Securities on the Sao Paulo Stock Exchange and New York Stock Exchange, the Company shall use all reasonable efforts to obtain and maintain one or more other listings of, or quotations for, the Securities and the ADSs, as the case may be, on such other stock exchange or exchanges or markets as the Company may determine in consultation with the Representatives.

                  (o) The Company will not, and will cause its affiliates not to, take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or the Securities; and will not, and will cause any of its affiliated purchasers (as defined in Regulation M under the Exchange
         Act) not to, take any action prohibited by Regulation M.

                  (p) The Company will prepare, and will furnish to the Depositary or directly to the holders of ADRs, as soon as practicable after the end of each fiscal year, copies of an English language version or translation of its annual report for such year (to the extent prepared or required to be prepared), and also to prepare, and to furnish to the Depositary copies of an English language version or translation of its unaudited quarterly consolidated financial statements for the first three quarters of the fiscal year.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several International Underwriters to purchase and pay for the International Firm Securities on the First Closing Date and the International Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers and the Depositary made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of Ernst & Young Auditores Independentes confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that:

                           (i) in their opinion the financial statements
                  examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) on the basis of a reading of the latest
                  available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any increase in consolidated net current liabilities or any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (B) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net operating revenues or operating income or in the total or per share amounts of net income, except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter; and

                           (iii) they have compared specified Brazilian reais
                  [and dollar] amounts (or percentages derived from such Brazilian reais [and dollar] amounts) and other financial information contained in the Registration Statements (in each case to the extent that such Brazilian reais [and dollar] amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such Brazilian reais [and dollar] amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus relating to the International Securities included in the Registration Statements.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any International Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. The ADS Registration Statement shall have been declared effective not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement or the ADS Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of a majority in interest of the International Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook;
         (iii) a change in U.S., Brazil or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the International Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, Sao Paulo Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal, New York or Brazilian authorities;
         (vi) any major disruption of settlements of securities or clearance services in the United States or Brazil or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Brazil or any declaration of war by the U.S. Congress, the Brazilian President or any other national or international calamity, emergency or crisis if, in the judgment of a majority in interest of the International Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity, emergency or crisis makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Pinheiro Neto Advogados, Brazilian counsel for the Company, to the effect that (subject to customary assumptions and qualifications reasonably acceptable to the U.S. counsel for the International Underwriters):

                           (i) The Company has been duly incorporated and is an
                  existing mixed capital company (sociedade de economia mista) in good standing under the laws of Brazil, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized and issued
                  capitalization as set forth in the Prospectus; the Offered Securities delivered on such Closing Date, including those represented by the ADSs, and all other outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectuses; the shareholders of the Company have no preemptive or similar rights with respect to the Offered Securities, including those represented by the ADSs, other than those rights that have been validly waived or otherwise extinguished with respect to the Offered Securities; except as set forth in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, any class of capital stock of the Company or any such convertible or exchangeable securities or any such warrants, rights or options; upon payment and delivery of the Offered Securities being sold by the Company pursuant to this Agreement and the Brazilian Underwriting Agreement, the International Underwriters and the Brazilian Underwriters, respectively, or other persons in whose names ADSs or Securities are registered will acquire valid and marketable title to such ADSs or Securities, in each case free and clear of all liens, encumbrances, preemptive rights and other claims; after the Securities to be deposited pursuant to the Deposit Agreement have been so deposited and are represented by the ADSs, such Securities will continue to be validly issued and outstanding, fully paid and non-assessable; and there are no restrictions on transfers of the shares of the Company's capital stock, including, without limitation, the Offered Securities;

                           (iii) Upon the deposit of the Securities to be issued
                  by the Company with or for the account of the Depositary pursuant to the Deposit Agreement against issuance of the ADRs evidencing ADSs, all right, title and interest in such Securities, subject to the terms of the Deposit Agreement, will be transferred to the Depositary free and clear of all liens, encumbrances, security interests or claims;

                           (iv) The Company has full power and authority to
                  enter into the Deposit Agreement; the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except that rights to indemnification may be limited by public policy considerations;

                           (v) Except for the Registration Rights Agreement,
                  there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                           (vi) No consent, approval, authorization or order of,
                  or filing with, any Brazilian Federal, state or local governmental agency or body or any court is required for the consummation of the transactions contemplated by the Deposit Agreement, this Agreement or the Brazilian Underwriting

                  Agreement in connection with the issuance or sale of the Offered Securities by the Company, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, except (i) as may be required, and will have been obtained or made prior to or at the First Closing Date, from the Central Bank and the CVM relating to the Deposit Agreement, (ii) as may be required, and will have been obtained or made prior to or at the First Closing Date, from the CVM relating to the offering of Securities as provided for in this Agreement and in the Brazilian Underwriting Agreement, and (iii) as may be required, and will have been obtained or made prior to or at the First Closing Date, from the Central Bank relating to the payment of the fees and commissions and the reimbursement of expenses, in each case as contemplated in this Agreement and in the Deposit Agreement;

                           (vii) The execution, delivery and performance of the
                  Deposit Agreement, this Agreement and the Brazilian Underwriting Agreement, and the issuance and sale of the Offered Securities, including the deposit of any Securities represented by the ADSs with the Depositary and the issuance of the ADRs evidencing the ADSs, will not (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any concession agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (ii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, any statute, any rule, regulation, judgment, decree or order of any Brazilian Federal or state governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties or the rules and regulations of the Sao Paulo Stock Exchange, or the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Offered Securities, including the ADSs, as contemplated by the Deposit Agreement, this Agreement and the Brazilian Underwriting Agreement, respectively;

                           (viii) The Company has full power and authority to
                  enter into this Agreement and the Brazilian Underwriting Agreement; each of this Agreement and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except that rights to indemnification may be limited by public policy considerations;

                           (ix) Except as set forth or contemplated in the
                  Prospectus, no stock exchange, stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Underwriters or the Brazilian Underwriters to Brazil or to any political subdivision or taxing authority thereof or therein in connection with (i) the entering into or performing this Agreement and the Brazilian Underwriting Agreement or receiving payments hereunder and thereunder, and the issuance or sale of the ADSs and the Securities by the Company in accordance with this Agreement and the Brazilian Underwriting Agreement, (ii) the deposit with the Depositary of the Securities against the issuance of ADRs evidencing the ADSs, (iii) the delivery of the ADSs to or for the respective accounts of the International Underwriters in the manner contemplated herein, or (iv) the sale and delivery outside of Brazil by the International Underwriters of the ADSs to the purchasers thereof, other than Brazilian income tax regarding the International Underwriters whose income is otherwise subject to taxation in Brazil and Brazilian withholding tax at a rate of 15% (or 25% if the beneficiary is domiciled in a country that does not impose income tax or where such tax is imposed at a maximum rate of 20%) on any payments made by the Company to the International Underwriters in respect of (A) the underwriting commission and (B) fees, costs and expenses specified in Section 5(h) hereof, in each case as to which withholding tax the Company shall pay additional amounts pursuant to Section 5(i) hereof;

                           (x) Such counsel has no reason to believe that the
                  provisions of this Agreement, the Deposit Agreement and the Brazilian Underwriting Agreement, including, without limitation, the indemnification and contribution provisions of this Agreement and the Deposit Agreement, contravene Brazilian law or public policy;

                           (xi) All dividends and other distributions declared
                  and payable on the Offered Securities, including those represented by the ADSs, may be paid by the Company to the holder thereof in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil and all such payments made to holders thereof who are non-residents of Brazil will not be subject to income, withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein, except for interest on share capital;

                           (xii) The Company's agreement to the choice of law
                  provisions set forth in Section 15 hereof and Section 7.6 of the Deposit Agreement will be recognized and given effect to by the courts of Brazil, assuming that, under New York law, such agreement by the Company is legal, valid and binding;

                           (xiii) Any judgment obtained in a U.S. federal or
                  state court sitting in New York City arising out of or in relation to the obligations of the Company under this Agreement or the Deposit Agreement would be enforced against the Company in the Brazilian courts, without reconsideration of the merits or relitigation of the matters adjudicated upon and without the payment of any stamp, registration or similar tax or duty (except for certain authentication and translation proceedings), upon confirmation of that judgment by the Brazilian Federal Supreme Court; and such confirmation should be provided if the foreign judgment (A) fulfills all formalities required for its enforceability under the laws of the State of New York and the United States, (B) is issued by a competent court after proper service of process or sufficient evidence of an absence of default judgment has been given, as required under applicable law, (C) is not subject to appeal, as duly certified by the foreign court, (D) is authenticated by a Brazilian consular office in the United States and is accompanied by a sworn translation into Portuguese, by a publicly sworn translator in Brazil, (E) is not contrary to Brazilian national sovereignty or public policy and (F) is enforced in compliance with the applicable procedure under the law of Brazil with respect to the enforcement of foreign judgments;

                           (xiv) The submission by the Company to the
                  jurisdiction of the U.S. federal or state courts sitting in New York City set forth in this Agreement and the Deposit Agreement, the waiver by the Company of any immunity and any objection to the laying of venue of a proceeding of a court sitting in New York City, the appointment of the authorized agent named in Section 15 of this Agreement and in Section 7.8 of the Deposit Agreement for the purposes described therein, and the agreement of the Company that this Agreement and the Deposit Agreement be governed by and construed in accordance with the laws of the state of New York, are legal, valid and binding under Brazilian laws; and service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective, insofar as

                  Brazilian law is concerned, to confer valid personal jurisdiction over the Company;

                           (xv) It is not necessary to ensure the legality,
                  validity, enforceability or admissibility in evidence of this Agreement or the Deposit Agreement in Brazil or any political subdivision thereof that any of them be filed or recorded or enrolled with any court or authority in Brazil or any political subdivision thereof or that any stamp, registration or similar tax be paid in Brazil or any political subdivision thereof, other than court costs, including filing fees and deposits to guarantee judgment required by Brazilian law and regulations, except that (A) the signature of the parties to this Agreement and the Deposit Agreement and any other document that may be deemed to be or become a party to any such agreements shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public (to the extent not located in Brazil) shall have been authenticated by the Brazilian consular office and each of this Agreement and the Deposit Agreement and any other document that may be deemed to be or become a part to any such agreements shall have been registered with the appropriate Registry of Deeds and Documents in Brazil, (B) each of this Agreement and the Deposit Agreement shall have been translated into Portuguese by a sworn translator in Brazil and (C) this Agreement and the Deposit Agreement, together with their respective sworn translations into Portuguese, shall have been filed with the CVM and the Deposit Agreement shall have been filed with the Central Bank; and any International Underwriter in respect of this Agreement, and the Depositary and any holder of ADSs in respect of the Deposit Agreement, are entitled to sue as plaintiff in the Brazilian courts for the enforcement of their respective rights against the Company, and such access will not be subject to any conditions which are not applicable to Brazilian persons, except for the payment of certain expenses and court fees, including the posting of a bond];

                           (xvi) To the best knowledge of such counsel after due
                  inquiry, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Deposit Agreement, this Agreement or the Brazilian Underwriting Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to such counsel's knowledge, contemplated;

                           (xvii) To the best knowledge of such counsel after
                  due inquiry, the Company possesses adequate concessions, licenses, franchises, certificates, authorities or permits or other approvals or authorizations issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it or to own or lease its property or assets, and such concessions, licenses, franchises, certificates, authorities, permits and other approvals and authorizations are in full force and effect, and has not received any notice of proceedings relating to the revocation or modification of any such concession, license, franchise, certificate, authority or permit or other approval or authorization that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect;

                           (xviii) The Company (A) is not, and with the giving
                  of notice or lapse of time or both would not be, in violation of or in default under its charter or by-laws, and (B) is not in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any concession agreement, indenture, mortgage or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, except for, in the case of clause (B), for such defaults which would not, individually or in the aggregate, have a Material Adverse Effect;

                           (xix) The statements set forth in the Prospectus
                  under the caption "Taxation" to the extent that they constitute summaries of matters of Brazilian tax law and regulation or legal conclusions with respect thereto, constitute a fair summary of the principal Brazilian income tax consequences of an investment in the Offered Securities;

                           (xx) Except as set forth in the Prospectus, there are
                  no limitations under Brazilian law on the rights of holders of Securities, ADSs or ADRs evidencing ADSs to hold or vote or transfer their respective securities, and no approvals are currently required in Brazil (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of Offered Securities, including the Depositary;

                           (xxi) It is not necessary under the laws of Brazil
                  for any International Underwriter or holder of ADSs, as a result solely of its performance of its obligations hereunder, under the Deposit Agreement or its holding of ADSs, or to enforce its rights under this Agreement, the Deposit Agreement or the ADSs, to be licensed, qualified or otherwise entitled to carry on business in Brazil; and none of the holders of the

                  ADSs, or the International Underwriters will be deemed resident, domiciled, carrying on business or subject to any tax liability in Brazil solely by reason of the holding of the ADSs, or the execution, delivery, performance or enforcement of this Agreement, assuming that none of such persons is a resident of Brazil or has a permanent establishment in Brazil;

                           (xxii) The performance by the International
                  Underwriters and the Brazilian Underwriters in Brazil of any of their rights, duties, obligations and responsibilities under this Agreement and the Brazilian Underwriting Agreement will not violate any law applicable in Brazil;

                           (xxiii) The registration of the Securities underlying
                  the ADSs in the name of the Depositary does not violate any law applicable in Brazil or the by-laws of the Company; and

                           (xxiv) Each of (i) the agreement dated as of January
                  29, 2002, between the state of Parana and the Company, in connection with the return of funds relating to amounts advanced to the Company for future capital increases ("Contrato que entre si fazem o Estado do Parana e a Companhia de Saneamento do Parana - Sanepar para devolucao em dinheiro referente ao adiantamento para futuro aumento de capital"),
                  (ii) the Loan Agreement dated as of January 29, 2002, between the state of Parana and the Company ("Contrato de Sub-Emprestimo de Recursos do Acordo de Emprestimo no. BZ-P13 between JBIC and the state of Parana"), relating to the on-lending by the state of Parana to the Company of funds disbursed as of January 1, 2002 by The Overseas Economic Corporation Fund - OECF in connection with the so-called Paranasan project, and (iii) the agreement for the offsetting of debts dated as of January 29, 2002, between the state of Parana and the Company, in the amount of approximately R$39.9 million, has been duly authorized, executed and delivered by the Company and the state of Parana, and constitutes a valid and legally binding agreement of the Company and the state of Parana, enforceable in accordance with its terms.

                           (xxv) The Registration Statement, the Prospectus,
                  each preliminary prospectus relating to the International Securities and the preliminary and final prospectuses relating to the Brazilian Offering have been duly authorized by the Company;

                           (xxvi) The summary of the Company's by-laws and
                  Brazilian law set forth in the Prospectus with respect to the Securities and the capital stock of the Company is accurate and complete in all material respects;

                           (xxvii) (A) Such counsel has participated in
                  conferences with the Representatives, officers and other representatives of the Company and representatives of the independent certified accountants of the Company, at which conferences the contents of the Prospectus and related matters were discussed, and although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus (except and only to the extent set forth in subclauses (xix) and (xxvi) above), on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Company) it has no reason to believe that the Prospectus at the date thereof or as of any Closing Date (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) the descriptions in the Prospectus of Brazilian statutes, regulations, legal and governmental proceedings, and contracts and other documents, insofar as such descriptions constitute summaries of such statutes, regulations and legal and governmental proceedings, and contracts and other documents, are accurate and fairly present the information required to be shown; and to the best of such counsel's knowledge, there are no Brazilian statutes, regulations or legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required, and there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described or referred to in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement other than those described or referred to therein or filed as exhibits thereto;

                           (xxviii) The holders of outstanding shares of capital
                  stock of the Company are not entitled to preemptive rights or other similar rights in connection with the offerings contemplated by this Agreement or the Brazilian Underwriting Agreement; and

                           (xxix) Neither the Company nor any of its assets is
                  entitled to immunity from suit, execution, attachment or other legal process in Brazil, other than the assets which are required to render the services provided by the Company, which are not subject to attachment.

                  (e) The Representatives shall have received an opinion, dated
         such Closing Date, of          , general counsel for the Company, to
         the effect
         that (subject to customary assumptions and qualifications reasonably acceptable to the U.S. counsel for the International Underwriters):

                           (i) Except as disclosed in the Prospectus, the
                  Company has good and marketable title to all real properties and interests in real property (including, without limitation, easements for installing, operation and maintenance of pipes, pumps and accessory equipment) and all other properties and assets owned by it, in each case free from Liens that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and the Company holds all leased real or personal properties under valid and enforceable leases free of any Liens that would materially interfere with the use made or to be made thereof by it; and the Company has not received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company in or to any owned property or interests therein or under any of the leases described above, or affecting or questioning the rights thereof to the continued possession of the owned property or interests therein or the leased premises under any such lease except as would not individually or in the aggregate have a Material Adverse Effect;

                           (ii) The Company holds 342 concessions in the state
                  of Parana for the provision of water and wastewater services, and all such concessions and the related concession agreements are valid and binding upon the Company and the relevant granting authorities thereof, enforceable in accordance with their respective terms, and are in full force and effect, and the Company has not received any notice of and it is not aware of proceedings relating to the revocation or modification of any such concession or the related concession agreement; and

                           (iii) The Company (A) is in compliance with any and
                  all applicable environmental laws of Brazil, (B) has received all permits, licenses or other approvals required under applicable environmental laws of Brazil to conduct its businesses and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with environmental laws of Brazil, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals, would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  (f) The Representatives shall have received an opinion, dated such Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, U.S. counsel for the Company, to the effect that (subject to customary assumptions and qualifications reasonably acceptable to the U.S. counsel for the International Underwriters):

                           (i) Assuming that this Agreement has been duly
                  authorized, executed and delivered by the Company under the laws of Brazil, this Agreement has been duly executed and delivered by the Company (to the extent execution and delivery are governed by the laws of the State of New York);

                           (ii) Assuming that the Deposit Agreement has been
                  duly authorized, executed and delivered by the Company under the laws of Brazil, the Deposit Agreement has been duly executed and delivered by the Company (to the extent execution and delivery are governed by the laws of the State of New
                  York) and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally (and to the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally), and except as the enforceability of the Deposit Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing;

                           (iii) Assuming the consummation of the sale of the
                  ADSs as contemplated by the terms of this Agreement, upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Securities in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the persons in whose names such ADRs are registered to the rights specified therein and in the Deposit Agreement; the ADSs representing the Securities will be freely transferable; and the Deposit Agreement and the ADSs conform to the descriptions thereof contained in the Prospectus;

                           (iv) Other than the effectiveness of the registration
                  statement on Form F-1 and the registration statement on Form F-6 relating to the ADSs under the Act, the deposit of the Securities with the Depositary against the issuance of ADRs in accordance with the Deposit Agreement and the performance by the Company of its obligations under this Agreement and the Deposit Agreement (including the issuance and delivery of the International Securities and the issuance, delivery and sale of the ADSs in the manner contemplated in this Agreement, the Registration Statement and the Prospectus), (a) do not require the consent, approval, authorization, registration or qualification of or with any governmental agency of the United States or the state of New York, except such as have been obtained or effected under the Act or in connection with any listing of the ADSs on the New York Stock Exchange (but such counsel needs to express no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities laws), and (b) do not result in any violation of any U.S. Federal or New York state statute, rule or regulation, or, to the knowledge of such counsel, any order of any U.S. Federal or New York state court or governmental agency or body having jurisdiction over the Company (except as to U.S. Federal securities laws and state securities laws, as to which such counsel needs to express no opinion);

                           (v) The Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                           (vi) The Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement, the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus and the ADS Registration Statement, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statements and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any U.S. statutes, regulations or legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a

                  Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                           (vii) The statements made in the Prospectus under the
                  caption "Description of American Depositary Shares," insofar as such statements purport to summarize certain provisions of the Deposit Agreement, provide a fair summary of such provisions;

                           (viii) The statements made in the Prospectus under
                  the caption "Taxation--United States Tax Consequences" fairly and accurately summarize in all material respects the matters therein described; and

                           (ix) Under the laws of the state of New York relating
                  to the submission to personal jurisdiction, the Company has, pursuant to Section 15 of this Agreement and pursuant to
                  Section 7.8 of the Deposit Agreement (subject to customary qualifications reasonably acceptable to the U.S. counsel for the International Underwriters), validly submitted to the personal jurisdiction of any New York state court or U.S. Federal court sitting in the Borough of Manhattan, New York City, and any appellate court thereof in any suit, action or proceeding arising out of or relating to this Agreement or the Deposit Agreement, has validly waived any objection to the venue of a proceeding in any such court and any immunity to jurisdiction in such court, and has validly appointed the authorized agent named in Section 15 of this Agreement and in
                  Section 7.8 of the Deposit Agreement for the purposes described therein; and service of process effected on such agent in the manner set forth in Section 15 of this Agreement and Section 7.8 of the Deposit Agreement, will be effective to confer valid personal jurisdiction over the Company in any suit, action or proceeding arising out of or relating to this Agreement or the Deposit Agreement.

                  In addition, said opinion shall state that, subject to customary qualifications reasonably acceptable to the U.S. counsel for the International Underwriters, such counsel have no reason to believe that any part of a Registration Statement or the ADS Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no views as to statistical, financial or accounting information contained in or omitted from said Registration Statements or Prospectus, or any amendment or supplement thereto).

                  (g) The Representatives shall have received from Machado, Meyer, Sendacz e Opice Advogados, Brazilian counsel for the International Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the ADS Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Machado, Meyer, Sendacz e Opice Advogados may rely as to matters governed by New York law upon the opinion of Cravath, Swaine & Moore referred to below.

                  (h) The Representatives shall have received from Cravath, Swaine & Moore, U.S. counsel for the International Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the International Securities delivered on such Closing Date, the Registration Statements, the ADS Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore may rely as to the incorporation of the Company and all other matters governed by Brazilian law upon the opinion of Machado, Meyer, Sendacz e Opice Advogados referred to above.

                  (i) The Underwriters shall have received an opinion, dated such Closing Date, from Emmet, Marvin & Martin, LLP, counsel for the Depositary, to the effect that:

                           (i) The Deposit Agreement has been duly authorized,
                  executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (ii) Upon issuance by the Depositary of the ADRs
                  evidencing the ADSs in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and ADRs conform to the descriptions thereof in the Prospectus; and

                           (iii) The ADS Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been instituted or is pending or contemplated under the Act, and the ADS Registration Statement, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  (j) The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Securities represented by the ADSs against issuance of the ADRs evidencing the ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing the ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives reasonably request.

                  (k) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any International Underwriter; and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus or as described in such certificate; they have examined the Registration Statements and the Prospectus and, in their opinion, the Registration Statements and the Prospectus, as of their respective Effective Dates, did not include any untrue statements of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (l) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young Auditores Independentes which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

                  (m) On such Closing Date, the Brazilian Underwriters shall have purchased the Brazilian Securities pursuant to the Brazilian Underwriting Agreement.

                  (n) The Representatives shall have received the Lock-up Agreements duly executed by each of the executive officers, directors and holders of more than 5% of the shares of the capital stock of the Company, and such Lock-up Agreements shall be in full force and effect.

                  (o) The Company and the Depositary shall have executed and delivered the Deposit Agreement, and such Deposit Agreement shall be in full force and effect.

                  (p) The approvals by (i) the Central Bank and the CVM of the Deposit Agreement, (ii) the CVM of the offering of the Securities as contemplated by this Agreement and the Brazilian Underwriting Agreement, and (iii) the Central Bank of the payment of fees and commissions and the reimbursement of expenses set forth in this Agreement and the Brazilian Underwriting Agreement, shall have been obtained and shall be in full force and effect.

                  (q) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and agreements.

                  (r) (i) The listing of the Securities on the Sao Paulo Stock Exchange shall be in full force and effect; (ii) the New York Stock Exchange shall have approved the ADSs for listing, subject only to official notice of issuance and evidence of satisfactory distribution;
         (iii) the ADSs shall have been accepted for settlement through the facilities of The Depository Trust Company; and (iv) the ADSs shall have been accepted for settlement through the facilities of Cedel and Euroclear.

                  (s) Except as set forth in or contemplated by the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has not been (i) any change in the capital stock of the Company or increase in the long-term debt (including the current portion thereof) of the Company, (ii) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or government action, order or decree or (iii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition, stockholders' equity or results of operations of the Company taken as a whole, the effect of which, in any such case described in clause (i) or
         (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to have, or will have, a Material Adverse Effect on the offering of, or market for, the ADSs.

                  (t) [CT Corporation System] shall have furnished to the Representatives a letter confirming its acceptance of appointment as the authorized agent for the Company in accordance with Section 15 hereof.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. the Representatives may in their sole discretion waive on behalf of the International Underwriters compliance with any conditions to the obligations of the International Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each International Underwriter, its partners, directors and officers and each person, if any, who controls such International Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter, partners, directors, officers or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter, partners, directors, officers or controlling persons for any legal or other expenses reasonably incurred by such International Underwriter, partners, directors, officers or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any International Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by any International Underwriter consists of the information described as such in subsection (b) below; provided further, however, that with respect to any untrue statement or omission of a material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of the International Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of the International Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

         (b) Each International Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or any such directors, officers or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or any such directors, officers or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any International Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the names of the International Underwriters[; any stabilization legend;] the information regarding the agreement among the underwriters appearing in the fourth (4th) paragraph under the caption "Underwriting"; the concession and reallowance figures appearing in the fifth (5th) paragraph under the caption "Underwriting"; the information regarding confirmation of sales appearing in the seventh (7th) paragraph under the caption "Underwriting"; the information appearing in the eighth (8th) paragraph under the caption "Underwriting" to the extent relating to compliance with the rules of the National Association of Securities Dealers, Inc. (the "NASD"); the seventeenth (17th) and eighteenth (18th) paragraphs under the caption "Underwriting" (relating to short-sales, syndicate covering transactions and stabilization transactions, penalty bids, market-making and similar matters) and the penultimate paragraph under the caption "Underwriting" (relating to the provision of electronic prospectuses by the International Underwriters) and (ii) the following information in the Prospectus furnished on behalf of ABN AMRO Rothschild LLC: "Affiliates of one of the members of ABN AMRO Rothschild LLC own R$10 million of commercial paper of our company and manage an investment fund which owns R$15 million of commercial paper of our company."

         (c) Promptly after receipt by an indemnified party under this Section or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above or Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Underwriters on the other from the offering of the International Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the International Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the International Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the International Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the International Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the International Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section and Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each partner, director and officer of any International Underwriter and each person, if any, who controls any International Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the International Underwriters under this Section shall be in addition to any liability which the respective International Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any International Underwriter or International Underwriters default in their obligations to purchase International Securities hereunder on either the First or any Optional Closing Date and the aggregate number of ADSs constituting the International Securities that such defaulting International Underwriter or International Underwriters agreed but failed to purchase does not exceed 10% of the total number of ADSs constituting the International Securities that the International Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such International Securities by other persons, including any of the International Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting International

Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the International Securities that such defaulting International Underwriters agreed but failed to purchase on such Closing Date. If any International Underwriter or International Underwriters so default and the aggregate number of ADSs constituting the International Securities with respect to which such default or defaults occur exceeds 10% of the total number of ADSs constituting the International Securities that the International Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such International Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting International Underwriter or the Company, except as provided in Section 10 (provided that if such default occurs with respect to International Optional Securities after the First Closing Date, this Agreement will not terminate as to the International Firm Securities or any International Optional Securities purchased prior to such termination). For purposes of this Section, International Securities in ADS form in lieu of which the International Underwriters purchase International Securities in the form of preferred shares shall be treated as International Securities purchased by the International Underwriters. As used in this Agreement, the term "International Underwriter" includes any person substituted for an International Underwriter under this Section. Nothing herein will relieve a defaulting International Underwriter from liability for its default.

         9. Qualified Independent Underwriter. The Company hereby confirms that at its request ABN AMRO Rothschild LLC has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the International Securities. The Company will indemnify and hold harmless the QIU under the same terms and conditions set forth in Section 7 hereof, including the contribution provisions set forth in Section 7, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. The indemnification set forth in this Section 9 shall be in addition to the indemnification provided for in
Section 7 above.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any International Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the International Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the International Securities by the International Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the International Underwriters pursuant to Section 7 and the obligations of the Company pursuant to Section 9 shall remain in effect and if any International Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the International Securities by the International Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or for reasons other than those relating to any of the International Underwriters, including, without limitation, the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the International Securities.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telefaxed or telegraphed and confirmed to the Representatives at the following addresses: (i) Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group (facsimile No.: (212) 325-4296), (ii) Salomon Smith Barney Inc., 388 Greenwich Street, 32nd floor, New York, N.Y. 10013, Attention: General Counsel (facsimile No.: (212) 816-7912), and (iii) ABN AMRO Rothschild LLC, 55 East 52nd Street, 36th floor, New York, N.Y. 10055, Attention: Vicki Hale (facsimile No.:
          ), or, if sent to the Company, will be mailed, delivered, telefaxed or telegraphed and confirmed to it at Rua Engenheiro Reboucas, 1376, Curitiba, PR 80215-900, Brazil, Attention: [Chief Financial Officer] (facsimile No.:
55-41-333-4342); provided, however, that any notice to an International Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed, telefaxed and confirmed to such International Underwriter.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         13. Representation of International Underwriters. The Representatives will act for the several International Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly will be binding upon all the International Underwriters.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby irrevocably submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding. The Company irrevocably appoints CT Corporation System, 111 Eighth Avenue, New York, NY 10011, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 11, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that the authorized agent above has accepted such appointment and has agreed to act as said agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of six years from the date of this Agreement. Notwithstanding the foregoing, any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, in any court of competent jurisdiction in Brazil.

         The obligation of the Company in respect of any sum due to any International Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such International Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such International Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such International Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such International Underwriter hereunder, such International Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such International Underwriter hereunder.

         16. Waiver of Immunity. The Company is subject to civil, commercial and administrative law and to suit in respect of its obligations under this Agreement, and neither the Company nor any of its properties, assets or revenues is subject to any right of immunity (sovereign or other) under Brazilian or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, New York or U.S. Federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity (sovereign or other) in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company hereby waives or will waive such right to the extent permitted by law and consents to such relief and enforcement as provided in Section 15 of this Agreement.


         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        COMPANHIA DE SANEAMENTO DO PARANA
                                        - SANEPAR,

                                             By.................................
                                                       [Insert  title]



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                  Acting on behalf of themselves and as the Representatives of the several Underwriters.


         By CREDIT SUISSE FIRST BOSTON CORPORATION


         By.................................................
                  [Insert title]



         By SALOMON SMITH BARNEY INC.

         By.................................................
                  [Insert title]



         By ABN AMRO ROTHSCHILD LLC


         By.................................................
                  [Insert title]

                                   SCHEDULE A

                                                            [PRINCIPAL
                                                             AMOUNT OF
                                                  INTERNATIONAL FIRM SECURITIES]

                                                            [NUMBER OF
                                                  INTERNATIONAL FIRM SECURITIES]

                                                  [NUMBER OF INTERNATIONAL FIRM
                UNDERWRITER                                    ADSS]
                -----------                                    -----
Credit Suisse First Boston Corporation.....       [$]

Salomon Smith Barney Inc...................       [$]

ABN AMRO Rothschild LLC....................       [$]




                                                          ---------------
           Total...........................       [$]